Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report on Form 10-Q of Standard Management Corporation for the quarter ended June 30, 2004, we Ronald D. Hunter and Paul B. (Pete) Pheffer, Chief Executive Officer and Chief Financial Officer of Standard Management Corporation, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge and belief, that:

(1)	such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Standard Management Corporation.

August 13, 2004

/s/ Ronald D. Hunter

Ronald D. Hunter
Chairman and Chief Executive Officer

/s/ Paul B. (Pete) Pheffer

Paul B. (Pete) Pheffer
President and Chief Financial Officer